                                                                    EXHIBIT 99.2

                                CINGULAR WIRELESS
                                 CHANGES TO THE
                      2003 - 2005 LONG TERM INCENTIVE PLAN
                                February 11, 2004


Standalone legacy Cingular financial statements will not be available on an going forward basis due to the immediate integration of AT&T Wireless operations. The following adjustments are recommended to incorporate expectations of the merged entity in the plan targets.

2003 - 2005 LONG TERM INCENTIVE PLAN
-  Establish individual matrices for each of the three plan years
    - 2003 and 2004 remain unchanged; targets based on the original 2003 business plan
    - Substitute 2005 targets based on the current business plan for the post-merger company for the original 2005 target
- Determine the final payout by averaging the payout percentages earned over the three years; changes revenue growth from compound average to simple three-year average


                                   ---------------------------------------------
      ORIGINAL LTIP TARGETS              2003        2004      2005     AVERAGE
--------------------------------------------------------------------------------
RETURN ON CAPITAL                         x%          x%        x%         x%
--------------------------------------------------------------------------------
REVENUE GROWTH (compound average)                                          x%
--------------------------------------------------------------------------------


                                ------------------------------------------------
      REVISED LTIP TARGETS              2003        2004      2005     AVERAGE
--------------------------------------------------------------------------------
RETURN ON CAPITAL                        x%          x%        x%         x%
--------------------------------------------------------------------------------
REVENUE GROWTH (simple average)          x%          x%        x%         x%
--------------------------------------------------------------------------------


Revised 2005 matrix is shown on next page.

                                                              EXHIBIT 99.2


--------------------------------------------------------------------------------------------------------------------------
                                               ORIGINAL 2005 - 2007 MATRIX
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                            AVERAGE 2003-2005 EBIT / CAPITAL
                      ----------------------------------------------------------------------------------------------------
                               x%         x%         x%         x%         x%         x%         x%         x%         x%
                      ----------------------------------------------------------------------------------------------------
              PAYOUT %         0%        20%        40%        60%        80%       100%       120%       140%       160%
                      ----------------------------------------------------------------------------------------------------
       x%         125%         0%        25%        50%        75%       100%       125%       150%       175%       200%
       x%         120%         0%        24%        48%        72%        96%       120%       144%       168%       192%
       x%         110%         0%        22%        44%        66%        88%       110%       132%       154%       176%
       x%         100%         0%        20%        40%        60%        80%       100%       120%       140%       160%
       x%          90%         0%        18%        36%        54%        72%        90%       108%       126%       144%
       x%          80%         0%        16%        32%        48%        64%        80%        96%       112%       128%
       x%          75%         0%        15%        30%        45%        60%        75%        90%       105%       120%
--------------------------------------------------------------------------------------------------------------------------

                                                   2003 EBIT / CAPITAL
                      ----------------------------------------------------------------------------------------------------

                               x%         x%         x%         x%         x%         x%         x%         x%         x%
                      ----------------------------------------------------------------------------------------------------
              PAYOUT %         0%        20%        40%        60%        80%       100%       120%       140%       160%
                      ----------------------------------------------------------------------------------------------------
       x%         125%         0%        25%        50%        75%       100%       125%       150%       175%       200%
       x%         120%         0%        24%        48%        72%        96%       120%       144%       168%       192%
       x%         110%         0%        22%        44%        66%        88%       110%       132%       154%       176%
       x%         100%         0%        20%        40%        60%        80%       100%       120%       140%       160%
       x%          90%         0%        18%        36%        54%        72%        90%       108%       126%       144%
       x%          80%         0%        16%        32%        48%        64%        80%        96%       112%       128%
       x%          75%         0%        15%        30%        45%        60%        75%        90%       105%       120%
                      ----------------------------------------------------------------------------------------------------

                                                   2004 EBIT / CAPITAL
                      ----------------------------------------------------------------------------------------------------
                               x%         x%         x%         x%         x%         x%         x%         x%         x%
                      ----------------------------------------------------------------------------------------------------
              PAYOUT %         0%        20%        40%        60%        80%       100%       120%       140%       160%
                      ----------------------------------------------------------------------------------------------------
       x%         125%         0%        25%        50%        75%       100%       125%       150%       175%       200%
       x%         120%         0%        24%        48%        72%        96%       120%       144%       168%       192%
       x%         110%         0%        22%        44%        66%        88%       110%       132%       154%       176%
       x%         100%         0%        20%        40%        60%        80%       100%       120%       140%       160%
       x%          90%         0%        18%        36%        54%        72%        90%       108%       126%       144%
       x%          80%         0%        16%        32%        48%        64%        80%        96%       112%       128%
       x%          75%         0%        15%        30%        45%        60%        75%        90%       105%       120%
                      ----------------------------------------------------------------------------------------------------

                                                   2005 EBIT / CAPITAL
                      ----------------------------------------------------------------------------------------------------
                               x%         x%         x%         x%         x%         x%         x%         x%         x%
                      ----------------------------------------------------------------------------------------------------
              PAYOUT %         0%        20%        40%        60%        80%       100%       120%       140%       160%
                      ----------------------------------------------------------------------------------------------------
       x%         125%         0%        25%        50%        75%       100%       125%       150%       175%       200%
       x%         120%         0%        24%        48%        72%        96%       120%       144%       168%       192%
       x%         110%         0%        22%        44%        66%        88%       110%       132%       154%       176%
       x%         100%         0%        20%        40%        60%        80%       100%       120%       140%       160%
       x%          90%         0%        18%        36%        54%        72%        90%       108%       126%       144%
       x%          80%         0%        16%        32%        48%        64%        80%        96%       112%       128%
       x%          75%         0%        15%        30%        45%        60%        75%        90%       105%       120%

                      ----------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------------------------------
                                                      REVISED 2005 MATRIX
    --------------------------------------------------------------------------------------------------------------------------

                                                       2005 EBIT / CAPITAL
                          ----------------------------------------------------------------------------------------------------
                                   x%         x%         x%         x%         x%         x%         x%         x%         x%
                          ----------------------------------------------------------------------------------------------------
             PAYOUT %              0%        20%        40%        60%        80%       100%       120%       140%       160%
                          ----------------------------------------------------------------------------------------------------
           x%         125%         0%        25%        50%        75%       100%       125%       150%       175%       200%
           x%         120%         0%        24%        48%        72%        96%       120%       144%       168%       192%
           x%         110%         0%        22%        44%        66%        88%       110%       132%       154%       176%
           x%         100%         0%        20%        40%        60%        80%       100%       120%       140%       160%
           x%          90%         0%        18%        36%        54%        72%        90%       108%       126%       144%
           x%          80%         0%        16%        32%        48%        64%        80%        96%       112%       128%
           x%          75%         0%        15%        30%        45%        60%        75%        90%       105%       120%
                          ----------------------------------------------------------------------------------------------------


                                                              Exhibit 99.2


                                CINGULAR WIRELESS
                                 CHANGES TO THE
                      2004 - 2006 LONG TERM INCENTIVE PLAN
                                FEBRUARY 11, 2004


2004 - 2006 LONG TERM INCENTIVE PLAN
-  Establish a revised EBIT return on capital target for the three-year period
    -  2004 remains unchanged; targets based on the original 2004 business plan
    - Substitute 2005 and 2006 targets based on the current business plan for the post-merger company for the original 2005 and 2006 targets


                                                          ---------------------------------------------------
                         RETURN ON CAPITAL                     2004         2005        2006       AVERAGE
             ------------------------------------------------------------------------------------------------
             ORIGINAL PLAN                                      x%           x%          x%          x%
             ------------------------------------------------------------------------------------------------
             REVISED PLAN                                      x%           x%          x%          x%
             ------------------------------------------------------------------------------------------------



 ------------------------------------------------------------------------     ------------------------------------------------------
                     ORIGINAL 2004-2006 LTIP MATRIX                                       REVISED 2004-2006 LTIP MATRIX
 ------------------------------------------------------------------------     ------------------------------------------------------
                                                      AVERAGE                                                      AVERAGE
                                            EBIT RETURN ON CAPITAL                                       EBIT RETURN ON CAPITAL
                                                    2004 - 2006                                                  2004 - 2006
                                                    -----------                                                  -----------
  PAYOUT %          0.0%                                < y%                       PAYOUT %       0.0%              < y %
                   50.0%                             x to < y%                                   50.0%            x to < y%
                   62.5%                             x to < y%                                   62.5%            x to < y%
                   75.0%                             x to < y%                                   75.0%            x to < y%
                   87.5%                             x to < y%                                   87.5%            x to < y%
                  100.0%                             x to < y%                                  100.0%            x to < y%
                  112.5%                             x to < y%                                  112.5%            x to < y%
                  125.0%                             x to < y%                                  125.0%            x to < y%
                  137.5%                             x to < y%                                  137.5%            x to < y%
                  150.0%                             x to < y%                                  150.0%            x to < y%
 ------------------------------------------------------------------------     ------------------------------------------------------
